CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income	$ 172,784	$ 133,953	$ 150,930
Other comprehensive income (loss), net of tax
Unrealized gain (loss) due to fair value adjustments on interest rate swap agreements, net of taxes of $4,339, $3,786 and $557	1,020	(2,830)	7,170
Unrealized gain (loss) due to fair value adjustments on available-for-sale securities, net of taxes of $3,425, $8,128 and $1,499	2,499	(13,566)	5,659
Amortization of accumulated other comprehensive loss on terminated swap agreement	2,470	4,236	4,633
Foreign currency translation adjustment	(20,232)	(46,280)	19,432
Total other comprehensive income (loss), net of tax	(14,243)	(58,440)	36,894
Total comprehensive income, net of tax	158,541	75,513	187,824
Comprehensive income attributable to noncontrolling interests	(2,244)	(1,803)	(3,711)
Comprehensive income attributable to Cinemark USA, Inc.	$ 156,297	$ 73,710	$ 184,113